AFL-CIO Housing Investment Trust:

A Strategy for Creating Union Jobs and

Housing for Working Families

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

February 2009

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending January 31, 2009, were 4.10%, 5.47%, 4.49% and 5.73%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about these expenses can be found on page 4 of this report and page 6 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

Come Home to the HIT

Investing in the AFL-CIO Housing Investment Trust (HIT) is a smart strategy for union and public employee pension funds in good economic times—but it is an essential step during this period of financial crisis and skyrocketing unemployment. That is because an investment in the HIT will improve the bottom line and financial security of pension funds, create good union jobs, expand the supply of affordable housing and provide a needed private-sector economic stimulus.

The HIT improves the bottom line and financial security of pension funds by:

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Producing consistent positive returns and outperforming its benchmark for 16 consecutive calendar years. The HIT’s gross return in 2008, the worst year for the markets in decades, was +5.68%; over the past 10 years, an investment in the HIT has increased by 76%, compared to the S&P 500’s return of –27%.

•

Performing as one of the nation’s “Top 10 Managers.” Most recently, Morningstar ranked the HIT as sixth among U.S. intermediate duration collective investment trusts for the five-year period ending December 31, 2008 (see page 5).

•

Maintaining a strong portfolio, investing in government/agency credit quality, while never investing in securities backed by subprime mortgages and never using leverage through borrowings or derivatives.

•	Keeping a very low expense ratio, one that is significantly below those of most other mutual funds.
•	Enhancing contributions to pension funds because of the jobs it creates among plan beneficiaries.

The HIT improves the lives of union members by:

•	Creating good union jobs in the building and construction trades, where unemployment is already nearing the 20% mark. Over the past 25 years, the HIT has generated approximately 50,500 union jobs.
•

Expanding the supply of housing that is affordable to union members and public employees at a time when rents are high, demand is increasing, and other forms of financing are drying up. Over the last 25 years, the HIT has financed some 71,300 multifamily housing units.

•	Improving the quality of life in communities by providing homes and jobs for stable middle-class working families.
•

Helping the economy recover. Based on the estimated multiplier effect of $2 in economic activity for every $1 invested, HIT-financed projects have contributed approximately $18 billion to the nation’s economy.

Pension funds can create a powerful, pro-union economic stimulus by investing in the HIT.

The HIT is seeking additional investments by union and public employee pension funds to provide more workforce housing and to create more union jobs that will help working families and their communities weather the worst economic downturn since the Great Depression. Pension capital invested in the HIT will help keep union construction workers on the job and maintain contributions to their pension funds at a time when unemployment is soaring and pensions are being squeezed.

The need has never been greater for investments that will generate family-supporting union jobs, create more affordable housing, strengthen the security of pension funds, and help put communities back on a sound footing.

The HIT’s long record of union job-creation and community development is unmatched in the fixed-income pension investment sector. At the same time, the HIT continues to achieve its primary mission of providing competitive returns to its investors and preserving capital through its prudent investment of their pension funds. That prudent strategy has enabled the HIT to outperform its benchmark and deliver positive returns to its investors at a time when many funds are experiencing substantial losses. Moreover, the HIT stands apart from most other fixed-income funds in managing investments competitively to its benchmark year after year. Most important, the HIT is the only fixed-income fund in America that achieves these returns while creating union jobs and affordable housing at the same time. This puts the HIT in a league of its own.

The economic impact of the HIT’s investments is substantial. Over the last 25 years, HIT financing has generated approximately 71,300 housing units and 50,500 union jobs. With total development costs of $9 billion adjusted for inflation, HIT-financed projects have contributed approximately $18 billion to the nation’s economy. Moreover, for every hour union members work on projects financed by the HIT, additional contributions are made to the members’ pension plans.

Total Impact of HIT Investments in Current Dollars 1984 to Present[1]
Projects	364
Multifamily Housing Units	71,300
HIT Commitments	$6.6 billion
Total Development Costs	$9 billion
Economic “Multiplier” Effect[2]	$18 billion
Union Jobs	50,500

These social and economic benefits resulting from HIT investments reflect positively on the union and public sector investors that support its philosophy of socially responsible investing.

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1  The HIT’s predecessor, the Mortgage Investment Trust, began operations in 1965. Adding its activities to those of the HIT, the total impact is: 516 projects; 86,600 multifamily units; 60,000 jobs; and in nominal dollars, $5.3 billion in HIT commitments and $7.3 billion in total development costs.

2  The economic “multiplier” effect results from the linkages that occur between construction activities, suppliers of goods and services, and consumer spending. See page 9 for more information.

The HIT produces strong returns for its investors – its primary mission.

The HIT’s first responsibility is to provide competitive returns to its investors because of its duty to the union member beneficiaries of those funds. Many pension funds have reduced their allocations to fixed income investments over the last decade and pursued riskier investments at unprecedented levels, including investments in private equity, hedge funds, foreign investments and commodities. Hundreds of billions of dollars have been lost on many of those investments. In fact, according to the Center for Retirement Research at Boston College, 109 state and local pension funds lost over $865 billion during the 14 months ended December 16, 2008.3 Earnings on those lost assets would have funded a full year of retirement for over 2 million households.4

The HIT continued to provide positive returns to investors in 2008 while most funds and investment managers suffered large losses. The HIT’s gross return for the one-year period ending December 31, 2008, was a positive 5.68%, while the major U.S. stock indices produced negative returns over the same time period. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index provided negative returns of –38.4%, –33.8% and –40.5%,respectively. Other investments, including equities in the United Kingdom, Japan and China, as well as hedge funds,5 also posted negative returns for 2008 as shown in the graph below. (For more information on the HIT’s performance, see page 5.)

Source: Haver Analytics/Hennessee Group and the HIT

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3  See www.bloomberg.com/apps/news?pid=20601109&sid=ahb6gcv6yWcs&refer=exclusive and http://crr.bc.edu/index.php for more information.

4  This assumes that the average worker earns the median income of $50,233 and that his or her pension provides 75% of that or $37,675 per year. The $865.1 billion that was lost, if invested at 5.7% annually and compounded for 10 years would have produced $81.2 billion, which could support 2.16 million pensioners for a full year. Instead, just to recoup their losses and return to their 2007 funding levels by the end of 2010, those pension funds would need annual returns of 52%, or 18% annual returns to restore their levels by 2013, based on estimates by the Center for Retirement Research. These calculations assume a 5.7% annual increase in liabilities and a $50 billion increase in assets from contributions above annual payouts.

5  Hennessee Hedge Fund Index contains performance data net of fees for a representative sample of 3,500 self-reporting hedge funds.

The HIT advantage holds up over the long term.  The HIT has provided a significant positive return over the past 10 years, a period when many pension funds reduced their allocations to fixed income.  But domestic and foreign stocks and many other alternatives are now worth less than they were a decade ago.  For example, $5 million invested in the HIT in 1998 would have grown to $8.8 million by the end of 2008, whereas domestic and foreign stocks, other than in China, would be worth less than the original value as shown in the table below.

$5 Million Invested for 10 Years

(Ending December 31, 2008)

	Percent Change	Value
HIT	+76%	$8,799,500
U.S. S&P	-27%	$3,674,048
U.S. NYSE	-9%	$4,569,138
U.S. Dow Jones	-4%	$4,779,424
United Kingdom FTSE	-18%	$4,100,344
Japan Nikkei 225	-36%	$3,200,206
China Dow Jones	+35%	$6,749,175

Source: Haver Analytics and the HIT

Due to the HIT’s strong positive returns last year, combined with simultaneous investment losses across a large number of asset classes, some pension funds feel the need to “rebalance” their portfolios to return to the target asset allocations specified in their investment policies. However, routine rebalancing strategies during a time of unprecedented economic crisis may not be prudent. The U.S. economy and economies around the globe may take years to recover, and returns on various asset classes may never go back to recent historical relationships. Moreover, pension plans that rebalance are withdrawing dollars from job-creating investments in the HIT at precisely the time when new jobs are most critical to the growth of the economy, to the well-being of their members and to sustaining the pension plans themselves.

In addition to providing competitive returns on a gross basis, the HIT’s expenses are relatively low. According to the Investment Company Institute’s 2008 Fact Book, the average asset-weighted bond mutual fund expense for 2007 was 0.65%.6 The HIT’s 2007 ratio of expenses to average net assets of 0.41% was significantly lower than the average and the median, and it would have fallen within the lowest 10% of funds as shown in the table below.7

Expense Ratios for Selected Mutual Fund Categories (2007)

	10th Percentile	Median	90th Percentile	Average[8]
Equity	0.79%	1.40%	2.22%	0.86%
Hybrid	0.69	1.27	2.06	0.78
Taxable Bond	0.49	0.98	1.79	0.66
Municipal Bond	0.54	0.93	1.63	0.64
Bonds—Combined	0.50	0.96	1.73	0.65

Source: Investment Company Institute, 2008 Fact Book.

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6  The Investment Company Institute’s 2008 Fact Book analyzed fees and expenses for a number of mutual fund categories. The figures quoted are for taxable and tax exempt bond funds combined. See www.icifactbook.org for details.

7  The HIT’s 2008 ratio of expenses to average net assets was also 0.41%.

8  Asset-weighted average.

The HIT’s gross and net returns for the 1-, 3-, 5- and 10-year periods ending December 31, 2008, exceeded those of its benchmark as shown in the following table. Its strong performance earned the HIT a national ranking by Morningstar as one of the “Top 10 Managers” in its class. This independent ranking placed the HIT sixth in the category of U.S. Intermediate Duration Collective Investment Trusts for the five-year period ended December 31, 2008.9 The HIT ranked second among funds in this class with assets over $1 billion during the same period.10

The rankings are based on gross performance numbers and reflect no deduction for expenses. Please see the table below for HIT performance information that does reflect deductions for expenses.

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending January 31, 2009 were 4.10%, 5.47%, 4.49% and 5.73%, respectively. The Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index’s returns for the same periods were 2.59%, 5.19%, 4.30% and 5.46%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about these expenses can be found on page 4 of this report and page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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9  U.S. Intermediate Duration Collective Investment Trusts table, Pensions & Investments, February 23, 2009.

10  The “Top 10 Manager” rankings were provided to Pensions & Investments by Morningstar, using Morningstar’s Principia Separate Account database. Rankings are based on gross returns for the five-year period ended December 31, 2008. The rankings compared 59 funds with similar risk profiles included in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories based on performance results self-reported to Morningstar. The findings can be viewed on the Pension & Investments website at: http://www.pionline.com/apps/pbcs.dll/article?AID=

/20090223/CHART/302239983/-1/TOPPERFORMINGMANAGERS

Union pension beneficiaries look to the HIT to invest their pension capital prudently and responsibly, and the HIT takes this charge very seriously. The HIT specializes in government/agency credit quality. It has never invested in securities backed by subprime or Alt-A mortgages and has never used leverage through borrowings, securities lending or derivatives. By adhering to strict investment guidelines, the HIT has provided its investors with gross returns in excess of the benchmark for 16 consecutive calendar years.

This record ofcompetitive returns coupled with union job-creation and community development reflects positively on the union and public employee pension plans that have supported the HIT’s growth and success over the years. For the HIT to achieve its goal of increasing its investments in jobs and housing in the challenging months ahead, it will need to count on its investors tomaintain or increase their investments in the HIT. With new capital from pension funds to invest and four decades of experience on which to build, the HIT is in an exceptional position to help union members and their pension plans weather this difficult period.

Construction job losses: statistics tell part of the story.11

During 2008, 670,000 construction jobs were lost, the largest number in any year since 1943. Construction jobs accounted for nearly a quarter of the almost 3 million jobs lost in all industries last year. The picture continued to worsen in January 2009 as another 111,000 construction jobs were lost and overall employment fell by 598,000. By spurring construction employment and multifamily housing development, the HIT’s investments will help create work for union members in struggling communities during what many consider the deepest recession since the Great Depression.

Source: Bureau of Labor Statistics

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11  The 2008 and January 2009 numbers are preliminary as of February 6, 2009, and are subject to revision by the Bureau of Labor Statistics.

Construction has the highest unemployment rate of any non-agricultural sector in the economy. Construction workers faced 19.2%12 unemployment in January, significantly higher than the overall rate of 7.6%. As seen in the preceding graph, no end is yet in sight for the downward slide in construction employment.

Since peaking in January 2007, construction employment has decreased by 995,000,13 or 13%, as the housing market has continued to weaken and residential and non-residential construction has declined. The construction sector suffered the third highest job losses in 2008, as shown in the following table. Of the five sectors that lost the most jobs, only manufacturing and construction lost jobs in both 2007 and 2008. In addition, according to the Bureau of Labor Statistics, the construction sector accounted for 16% of the total mass layoffs in the economy in December 2008.14

Changes in Employment by Sector

	2007	2008
Manufacturing	-258,000	-857,000
Professional & Business Services	299,000	-727,000
Construction	-191,000	-670,000
Retail Trade	172,500	-524,600
Transportation	30,500	-158,700
Subtotal	53,000	-2,937,300
Other Sectors	1,099,000	-36,700
Total Jobs Gained or Lost	1,152,000	-2,974,000

Source: U.S. Department of Labor

Construction job losses: union members tell the rest of the story.

These grim statistics translate into pain and heartbreak on a personal level. The men and women working in construction are in many ways the backbone of the middle class in communities across America. They work in family-supporting jobs, with a good paycheck, health benefits and retirement security, unlike so many of the low-paying jobs that are found in “Wal-Mart America.” When these good jobs dry up, it is a serious blow not only to union members, but to their communities and all of middle class America as well.

The story of one District of Columbia construction union illustrates the dramatic change in circumstances for organized building trades workers. That union had to bring in 1,200 workers from outside its jurisdiction in 2007 to meet the high volume of construction work, but it now has 1,200 of its own members who are unemployed. The swing of 2,400 jobs for this local union is an indicator of the magnitude of losses affecting members of the construction trades as the recession progresses.

“A perfect storm” is how James Coyle, Secretary-Treasurer of the Boston Metropolitan District Building and Construction Trades Council, describes the disastrous combination of downturns in the financial and real estate industries and the resulting high unemployment in construction. He sees pension investment as an important part of the solution. “The union pension capital that HIT invests can help alleviate these problems and create much-needed jobs,” he says.

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12  Not seasonally adjusted. Bureau of Labor Statistics, “The Employment Situation,” February 6, 2009, Table A-10.

13  Through January 2009.

14  www.bls.gov/news.release/mslo.nr0.htm. Monthly mass layoff numbers are from establishments that have at least 50 initial claims for unemployment insurance filed against them during a five-week period.

Tom Villanova, President of the Chicago and Cook County Building and Construction Trades Council, puts it bluntly: “These are devastating times for the construction industry.  Many of our brothers and sisters have lost their jobs because so many projects have been put on hold. We are counting on the HIT to assist in the recovery and help get our workers back on the job.”

Coyle and Villanova’s sentiments echo those of many union members across the country. The economic losses they describe are also being felt by union members who have lost jobs in other sectors; by retirees whose pension plans are hard hit by declining contributions and market value losses; by homeowners facing foreclosures; and by the communities where union members live and work, which must cut their services because of a shrinking tax base.

The nation’s economy cannot turn around until recovery takes hold in the construction industry. Major federal investments in construction activity will be an important part of the economic stimulus program. Union pension capital invested in the HIT can also help hasten the recovery.

The HIT has a four-decade history of dedication to union job creation and housing development.

Since its inception, the HIT has undertaken a number of community investment initiatives as part of its mission to provide jobs, housing and stronger communities in areas of particular need. To date, the HIT has committed $584 million to these initiatives, which have provided over 20,000 multifamily homes, 89% of which are affordable to low- and middle-income households. These projects represent total development costs of over $1.2 billion and created 6,200 union construction jobs, as shown below. The initiative strategy has enabled the HIT to work with local governments, labor unions and developers to generate projects that put people to work and address the communities’ affordable housing needs.

HIT Community Investment Initiatives

	Inception	Deals	Units	HIT Investment (mil.)	Total Development Cost (mil.)	# Jobs
Community Investment Demonstration Program	1995-2001	17	1,940	$67.0	$226.5	1,651
New York City Community Investment Initiative	2002	20	14,685	$339.3	$484.4	1,534
Chicago Community Investment Plan	2005	12	1,829	$85.3	$260.7	1,704
Illinois Housing Development Authority Initiative	2005	8	776	$45.2	$126.5	827
Massachusetts Housing Initiative	2007	12	1,572	$46.8	$149.0	484
Total		69	20,802	$583.6	$1,247.1	6,200

Beyond these special initiatives, the HIT has a long history of investing in communities across the country to create jobs and housing. For example, the HIT’s financing of the Franklin Hill apartments in Dorchester, Massachusetts, shown at right, supports the renewal of a distressed public housing complex, which is undergoing a $12.5 million redevelopment. The HIT is providing financing for construction of 24 affordable rental units. The project is creating approximately 80 union construction jobs. The general contractor for the project, Bruce Polishook of CWC Builders, Inc., is pleased to work with the HIT. “Union members work harder and smarter than non-union building tradesmen,” he says.

For the Paul Brown Lofts project in St. Louis, Missouri, the HIT provided $28.9 million in financing to help convert a vacant office building in downtown St. Louis into a 222-unit mixed-income apartment complex. The $51 million project created an estimated 380 jobs for union members. “We are glad to see our unions’ pension money soundly invested in projects that create affordable housing and good jobs,” says Gerald Feldhaus, Secretary-Treasurer of the St. Louis Building and Construction Trades Council.

At the John Evans Supportive Living Community in Pekin, Illinois, shown at right, the HIT worked with the Laborers’ Home Development Corporation (LHDC) to help finance a $10.2 million facility that is providing affordable housing and care to 76 senior residents. The HIT committed $5.6 million for the project, which created an estimated 65 union construction jobs. “This project came in two months early and under budget,” says Mike Goetz, Executive Director of the LHDC. “That is good union labor.”

With little capital currently available from other sources for projects like these, the HIT’s investments will be more important than ever in the period ahead to support the development of needed housing and employment in the union construction sector.

These HIT investments will do more than stimulate construction jobs and housing. For every dollar the HIT invests in housing, there will be a beneficial ripple effect on the economy.15 This economic “multiplier” effect results from the linkages that occur between construction activities, suppliers of goods and services, and consumer spending. A recent study of new single-family and multifamily home construction in California shows that, on average, each $1.00 spent on construction results in nearly $2.00 of economic activity, and every job created by housing construction will generate an additional new job.16  Other studies affirm the California findings. Seven recent surveys found that $1.00 spent on construction generates between $1.34 and $2.54 in economic activity.17

The HIT has a bold three-part strategy for creating jobs and housing in 2009 and beyond.

Increased HIT investments in multifamily development can begin to help turn these problems around. The HIT is seeking pension fund dollars from current and new participants so that it can invest up to $1.5 billion in housing for working families over the next five years. These HIT investments would create 10,000 to 15,000 additional union jobs and 15,000 to 25,000 additional multifamily homes representing total development costs of approximately $2.5 billion. These investments will in turn generate approximately $5 billion in economic activity.

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15  The HIT invests solely in the U.S. to create direct construction jobs, as well as induced and indirect jobs that are created as communities are developed and strengthened.  In contrast, the only certain impact in the U.S. from investments in international and hedge funds is to create fees for U.S. investment managers and analysts.  In particular, international funds use U.S. pension fund money to create jobs and strengthen communities outside the U.S., placing this capital at an increased risk without producing any added benefit to U.S. workers.

16  www.calchamber.com/Headlines/Pages/StudyShowsEconomicBenefitsofHousinginCalifornia.aspx.

17  www.michiganconstructionnews.com/Resources/Drag-8-19-08-Acrobat.pdf.

To achieve these goals, the HIT has developed a three-part strategy that includes 1) launching new initiatives such as the Workforce Housing Initiative that will help pension fund beneficiaries directly and indirectly; 2) focusing on preservation of older, affordable housing stock in America’s urban corridors; and 3) capitalizing on the expected resurgence of FHA production.

I. Create Workforce Housing

It is a sad fact that many of the teachers, police, city employees and hospital workers who devote their lives to serving their communities cannot afford to live where they work. The HIT is committed to increasing the supply of housing that is affordable to middle-income working families in high cost areas, with sufficient funding from its investors. The need for workforce housing – aimed at households earning between 60% and 200% of area median income – is receiving national attention as incomes remain stagnant and rents continue to rise for working people, including many union members and municipal employees. The HIT recognizes that financing workforce housing, particularly in high cost markets such as New York City, Boston, San Francisco and Chicago, requires innovation by the public and private sectors to identify financing tools and resources.

For example, high housing costs in New York City prevent many of the city’s municipal workers from living there. The average income required to afford market rents for one-bedroom apartments in New York City ranged from $55,560 in Harlem to $123,280 in the West Village in 2007. This was well out of reach for most municipal workers. The chart below shows how great the affordability gap is by comparing the starting salaries of New York City municipal workers in 2007 with the amount each profession could afford for rent.18

Salaries and Rents for New York City Municipal Workers

	Starting Salary	Monthly Rent Affordable	Average Monthly Rent	Affordability Gap
EMT	$27,295	$682	$2,613	-$1,931
Paramedic	$37,346	$934	$2,613	-$1,679
FDNY	$37,312	$933	$2,613	-$1,680
NYPD	$40,361	$818	$2,613	-$1,796
NYC Teacher	$42,512	$1,059	$2,613	-$1,554
Sanitation Worker	$31,200	$750	$2,613	-$1,863

Source: City of New York; United Federation of Teachers; Citi Habitats

Financing is a particular challenge in the current market, due to the scarcity of federal support for affordable housing development, tightening state and local budgets, and the credit crunch in the mortgage markets. The HIT is working with developers, city officials, labor leaders and financing sources to come up with strategies to fund workforce housing.

A new HIT Workforce Housing Initiative in New York City, for example, will seek to invest up to $500 million primarily in workforce housing over the next four years to serve middle-income households that now are priced out of the city’s housing market, such as construction workers, teachers, nurses and other union members. These investments would translate into an estimated 5,000 to 10,000 homes in New York City and approximately $1 billion in total development activity. The HIT also expects to undertake similar initiatives to finance workforce housing in other cities if its participants maintain and increase their investments in the HIT.

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18  Monthly rent affordability is based on the assumption that 30% of the starting salary goes for rent. Average monthly rent is based on the average of $2,613 for a one-bedroom apartment in New York City in the third quarter of 2007, as reported by Citi Habitats Residential Market Report, 3rd Quarter, 2007.

II. Preserve Affordable Housing

With today’s critical shortage of affordable housing, it makes good economic sense to invest in preserving and maintaining the existing stock of housing that is affordable to middle-income families, rather than letting it deteriorate or be converted to market-rate housing. Preserving an affordable apartment costs one-half to two-thirds of the cost of building a new one.19 The table below shows construction costs per square foot in 2008 for apartment buildings with eight to 24 stories in major U.S. cities and the assumed preservation costs of one half of that amount.

Estimated Costs Per Square Foot in 2008

	Construction	Preservation
Boston	$228.41	$114.21
Chicago	227.11	113.56
Detroit	204.08	102.04
Los Angeles	214.11	107.06
Minneapolis	217.27	108.64
New York City	259.24	129.62
Philadelphia	223.77	111.89
Pittsburgh	193.13	96.57
San Francisco	245.12	122.56
Seattle	205.57	102.79
Washington, DC	197.03	98.52

Source: Reed Construction Data and National Housing Trust

With sufficient capital for investment, the HIT will focus on preserving affordable multifamily housing in metropolitan areas where affordability is threatened. The shortage of affordable housing is most acute in urban areas that traditionally have a strong union presence, such as New York, Chicago and Boston. Given the vast stock of aging affordable housing for working families that is currently at risk of being converted to market-rate housing, the HIT’s focus on preservation will provide significant benefits to working families, including union households, who will benefit from job creation as well as the increased availability of this housing.

The HIT has significant expertise in refinancing aged housing stock to preserve its affordability for working families. Since 2002, the HIT has invested $268 million to preserve affordability at 23 apartment projects in New York, Massachusetts, California and Ohio. One example is West Village Houses in Manhattan, shown at the right. This 1960s, 420-unit development is now a tenant-owned cooperative after the HIT’s $40 million permanent loan, used for acquisition and restructuring of the property, allowed current tenants to purchase their apartments.

Building on the model conceived and implemented in the 1950s by the United Housing Foundation (a union-sponsored housing development entity) to provide housing to working families in New York City, the HIT will seek out projects for investment by working with local and state government officials, current owners of projects in danger of losing their affordability, and advocates of housing preservation, many of whom have partnered with the HIT in the past.

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19  According to the National Housing Trust, rehabilitating an existing affordable apartment can cost one-third less than building a new one and in communities with high land costs, the cost of preservation can be as little as one half the cost of new construction. See www.nhtinc.org/preservation_q&a.asp.

III. Capitalize on the Resurgence in FHA

The Obama administration has vowed to make the Federal Housing Administration relevant again, and the HIT is ready to work with the administration on expanded FHA programs in the coming years. The origination of FHA transactions has been a major component of the HIT’s investment strategy for over 40 years, accounting for over 70% of HIT-financed multifamily units, 67% of total HIT commitments, 61% of total development costs and 64% of all union jobs created as the result of HIT’s investments. The HIT’s special expertise in the FHA sector has provided an advantage in capturing these projects. From 1995 through 1999, FHA production was strong, and the HIT funded $1.4 billion of FHA transactions. Since 1999, however, the FHA has experienced a steady decline in market share as private funding provided faster turnaround and less expensive loans that could be packaged as commercial mortgage-backed securities. Even as market share decreased, the HIT’s experience with FHA programs enabled it to capture the few transactions still available in strong union markets. The chart below highlights the declining opportunities to work with FHA programs over time.

HIT’s Experience with FHA

	HIT FHA Deals	Units	HIT Investment (mil.)	Total Development Cost (mil.)	# Jobs
5-Year Average	8	1,417	$83	$147	868
10-Year Average	9	1,586	$139	$205	1,198
15-Year Average	11	2,233	$171	$226	1,399
Average Since 1965	16	2,348	$136	$171	1,343

Because the financing sources that had competed with FHA are now largely out of the market due to continued turmoil, FHA-insured lending is expected to re-emerge in 2009 as the primary program for funding multifamily projects. Over the next five years, the HIT expects a large increase in FHA-insured transactions that could exceed the high levels of the late 1990s, and it will seek to participate in this growing FHA pipeline as it emerges. With the loss of a viable private market for commercial real estate financing, developers are seeking FHA’s stable programs to meet the demand for new apartment units. According to industry experts, a lack of investors for FHA loans will be one of the greatest challenges for this expected influx of transactions. As an active market player with significant FHA experience, the HIT is well-positioned to capture transactions that meet its investment and labor requirements. The HIT will work with knowledgeable housing and development groups in each market to customize transactions using FHA programs.

To date, the HIT has identified 14 FHA transactions in strong union markets that are expected to close in 2009. These transactions represent over $300 million of potential investment for more than 2,000 housing units and total development costs of over $400 million. Balancing uncertain market conditions with the absence of competing investors, the HIT expects to capture 50% to 75% of these transactions.

Invest in the HIT for competitive returns and collateral benefits.

The chart below illustrates how the HIT gives pension funds an opportunity to create good union jobs, add affordable and workforce housing and help increase workers’ pension contributions so that the cycle can begin again.

Investing in the HIT Creates Jobs, Affordable Housing & Pension Fund Assets
HIT
RETIREMENT SAVINGS
GOOD JOBS
AFFORDABLE HOUSING
Pension Fund Invests in HIT
Step 1
HIT Buys Mulltifamily Security
Step 2
Security Provides Funding for Multifamily Project
Step 3
Project Creates Union Jobs
Step 4
Union Workers Build Affordable Homes, Workforce Housing
Step 5
Union Workers Contribute to Pension Fund
Step 6
Pension Fund Invests in HIT
Step 7

For the HIT to carry out its bold strategy for increasing jobs and affordable housing, its investors must maintain or increase their investments in the HIT.  The HIT’s record of competitive risk-adjusted returns has made it an outstanding choice as a fixed-income investment, and its record of job-generating investments in housing demonstrates its capacity to undertake this ambitious new program.  Pension capital invested in the HIT will help working families, their communities and their pension plans survive the most severe financial crisis of our generation and be well-positioned to thrive when economic growth returns.

If you believe it is time to bring labor’s capital home . . . if you believe in seeking consistent, competitive returns . . . if you believe in the need for strong communities and good jobs, then it is time to come home to the HIT. Union jobs and workforce housing are benefits that cannot be achieved through foreign investments, hedge funds, commodities, or many of the other riskier investments. Your investment in the HIT is an investment in a high credit quality fixed-income fund with a 40-year track record of performance, and it will leverage additional investments that build communities and create good union jobs.

To learn how to invest in the HIT, please contact one of the HIT’s marketing/investor relations representatives identified on the next page and visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust: How to Invest

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Investment in HIT units does not require sales charges or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the National Office be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities at the highest rate available to us until the last day of the month, at which time all earnings will be included in the investment in the HIT, or if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations representatives listed below should you have any questions or would like to invest in the HIT or increase your HIT investment:

Contact for National, Northeast,

and Mid-Atlantic Accounts

Lesyllee M. White, Esq., Director of Marketing

National Office

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200

Washington, D.C. 20037

Main Telephone: (202) 331-8055

Direct Dial: (202) 467-2546

Email: lwhite@aflcio-hit.com

Contact for Midwest Accounts Paul Sommers, Midwest Marketing Director AFL-CIO Housing Investment Trust 4379 Frontenac Drive Dayton, OH 45440 (937) 604-9681 Email: psommers@aflcio-hit.com
Contact for New England Accounts Paul Barrett, Director, Boston Office AFL-CIO Housing Investment Trust 655 Summer Street Boston, MA 02210 (617) 261-4444 Email: pbarrett@aflcio-hit.com

Contact for Western Region Accounts

Liz Diamond, Director, Western Regional Office

AFL-CIO Housing Investment Trust

235 Montgomery Street, Suite 1001

San Francisco, CA 94104

(415) 433-3044

Email: ldiamond@aflcio-hit.com

For general questions and information, please contact Debbie Cohen, Chief Director, Marketing and Investor Relations at the National Office. Direct dial: (202) 467-2591; email: dcohen@aflcio-hit.com.